Exhibit 10.17

First Amendment to Distributor Service Agreement

This First Amendment to Distributor Service Agreement (the “Amendment”), is made and entered into effective as of and retroactive to January 1, 2005, by and between McLane Company, Inc., a Texas corporation (“McLane”), and SSP Partners, a Texas general partnership (“SSP”).

Whereas, SSP and McLane entered into that certain Distributor Service Agreement dated August 21, 1997, as extended pursuant to those certain extensions dated May 13, 2002, October 10, 2002, and January 24, 2003. The Distributor Service Agreement, along with all amendments, exhibits and extensions, is hereby incorporated herein by reference for all purposes and is referred to herein as the “Agreement”; and

Whereas, SSP and McLane desire to amend the Agreement to in order to, among other things, extend the Agreement and modify the billing plan and the cigarette pricing;

Now, therefore, in consideration of the premises described below, McLane and SPP agree to amend the Agreement as follows:

1. The term of the Agreement (the “Term”) shall be for three (3) years, commencing January 1, 2005, and terminating on December 31, 2007.

2. Article 5.3 of the Agreement is modified to provide that the notices to E. V. Bonner, Jr., shall be sent to P.O. Box 9036, Corpus Christi, Texas 78469, telephone: 361-693-3735, telecopier: 361-693-3725.

3. The attached Exhibit A entitled “Cigarette Pricing”, and Exhibit B entitled “UIN Department Markup Schedule” (referred to collectively as the “Replacement Exhibits”), do hereby replace and supercede all prior Exhibits in the Agreement relating to the above-mentioned subjects.

4. All incentives and mark-up reductions contained in the Replacement Exhibits shall be retroactive to and effective as of January 1, 2005.

5. McLane shall provide to SSP, [***] of shelf tags for all stores for all products.

6. Telxon ordering units shall be provided by McLane to SSP at [***] to SSP. If McLane replaces the Telxon units with another electronic ordering device during the term of this Agreement, any fees will be subject to mutual agreement.

7. McLane shall provide to SSP [***] of live image planograms [***].

8. McLane reserves the right to implement a Diesel Fuel Surcharge (as described below) if the EIA Report on Highway Diesel Price – Gulf Coast (the “EIA Price”), exceeds [***] per gallon for [***] successive months. The Diesel Fuel Surcharge shall be calculated on a “per

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stop” basis as follows: For each incremental [***] cent [***] increase above [***] per gallon, McLane may charge an additional [***] cents [***] per stop. By way of explanation, if the EIA Price increases to [***] per gallon (an increase of [***] cents), then the Diesel Fuel Surcharge shall be [***] cents ([***] cents x 2 [***]-cent increases) per stop. Provided, however, that the Diesel Fuel Surcharge shall be eliminated once the EIA Price goes below [***] per gallon.

9. McLane shall pay to SSP a one-time transition allowance of [***] (the “Transition Allowance”), within [***] days after the last party signs this Amendment, as indicated below. This Amendment is contingent on the payment of the Transition Allowance, and the failure of McLane to timely deliver the Transition Allowance to SSP shall render this Amendment null and void and of no further force and effect. If the Agreement is terminated at any time during the Term due to an uncured default on the part of SSP or a Change in Control (as defined in Article 5.2), then SSP shall reimburse to McLane the total Transition Allowance paid to SSP by McLane under this Amendment, less one-thirty-sixth (1/36) of the Transition Allowance for each month elapsed during the Term.

10. McLane shall provide to SSP the [***], on a [***] basis, as defined below, for all SSP stores. If economic conditions warrant a change to the pricing structure by McLane in markets where SSP also operates stores, McLane shall notify SSP of such change and the pricing may be amended by mutual written agreement by SSP and McLane. [***]. McLane agrees to provide to SSP the [***] available from McLane in markets where SSP operates stores.

11. Article 5.2 is amended by adding the following:

“If there is a Change of Control, as herein defined, this Agreement may be terminated by SSP. A “Change in Control” shall be defined as: (a) a transfer of a substantial number of SSP’s Stores, or (b) an event or series of events constituting a change in voting control of SSP or Susser Holdings, LLC. If SSP is unable to cause the acquiring party to so assume and ratify this Agreement, then SSP shall have the option of terminating this Agreement and the parties shall have no further liabilities or obligations hereunder, except for amounts due to McLane prior to such termination, and the unearned Transition Allowance, if any, described in Paragraph 9 above.”

The Agreement, as expressly amended and modified herein, is hereby ratified and confirmed by SSP and McLane and shall continue in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern and control.

[Signatures on following page]

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2

McLane Company, Inc.

By:	/s/

Print Name:

Print Title:

SSP Partners, a Texas general partnership

By:	/s/ E.V. Bonner, Jr.

Print Name:	E.V. Bonner, Jr.
Print Title:	Executive V. P.

EXHIBIT “A”

CIGARETTE PRICING

All cigarettes shall be billed at the then current manufacturer list price plus (a) [***] per carton with respect to all cigarettes manufactured by Philip Morris or any of its respective affiliates, or the Brown & Williamson business unit of Reynolds American, except as provided otherwise in (c) below, (b) [***] per carton on all cigarettes manufactured by Reynolds American or any of its affiliates, except as provided otherwise in (a) above or (c) or (d) below, (c) [***] per carton on Misty, GPC, Viceroy and any other similarly priced cigarettes previously manufactured by Brown & Williamson, or any of its affiliates (including certain Pall Mall cigarettes), (d) [***] per carton on Forsythe cigarettes, (e) [***] per carton on all cigarettes manufactured by Lorillard Tobacco Company or any of its affiliates, or (f) [***] per carton with respect to cigarettes not described in (a), (b), (c), (d) or (e) above, plus, in all cases, all then applicable taxes and fair trade mark-ups. The per carton mark-ups described in (a), (b), (c), (d), (e) or (f) above will be proportionately increased/decreased in the event of any post-June 1, 2004 increases/decreases in the amounts payable to and/or discounts available to McLane from the cigarette manufacturers related to the purchase of cigarettes from such manufacturers by McLane. The per carton rebates described below will be paid within ten (10) business days after the end of each McLane fiscal accounting period.

Cigarette incentive schedule

State	Premium	Generic	Sub-Generic
Texas	[***]	[***]	[***]
Oklahoma	[***]	[***]	[***]

[***] will be paid on purchases by SSP of cigarettes manufactured by the fallowing manufacturers or any other manufacturers that do not offer satisfactory rebate/promotional programs to McLane.

Imperial Tobacco

KingMaker

Kretek

Nat Sherman

Premier

State Fe Natural

Tobacco Exports

S&M Brands, Inc.

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Subject to the terms and conditions of Section 6.16 of this Agreement, McLane shall provide SSP with [***] of the price protection provided to McLane by the manufacturer on future price increases on cigarettes.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UIN DEPARTMENT MARKUP SCHEDULE

EXHIBIT B

UIN DEPT	DEPARTMENT DESCRIPTION	MARK UP
CIGARETTES

GROCERY	DEFAULT
20601	GROCERY	[***]
20602	SOFT/SPORTS DRINKS	[***]
20603	FOUNTAIN SYRUPS FIGAL/BIB	[***]
20604	JUICES	[***]
20605	DRINK POWDER/LIQ FOUNTAIN	[***]
20606	COOKIES/CRACKERS	[***]
20608	NUTS/SNACKS	[***]
20610	AUTOMOTIVE/MOTOR OIL	[***]
20611	NACHO CHIPS	[***]
20612	COFFEE VEND	[***]
20614	BULK POPCORN/SUPPLIES	[***]
20618	GROCERY (NORMAL GMP)	[***]
20620	DISPOSABLE LIGHTERS	[***]
20721	CUPS & LIDS	[***]
20722	STORE SUPPLIES/RACKS	[***]
20723	BAGS/PAPER/PLASTIC	[***]
20925	CANDY/FULL CASE, VEND	[***]
20926	CANDY/BAG	[***]
21030	CANDY/COUNT GOOD	[***]
21235	TOBACCO SMOKELESS	[***]
21338	TOBACCO CHEWING/SMOKING	[***]
21339	CIGARETTE PAPERS/SMOKING ACCSS	[***]
21442	TOBACCO CIGARS	[***]
21545	FROZEN FOOD RETAIL	[***]
21546	FROZEN FOOD BULK/P.PACK	[***]
21547	DELI MEAT/BULK/PPK FROZEN	[***]
21548	BAKERY FROZEN	[***]
21649	FROZEN F.FD MISC/DESSERTS	[***]
21650	FROZEN SANDWICHES	[***]
21651	FROZEN F.FD PIZZA/BURRITO	[***]
21652	ICE CREAM TAKE HOME	[***]
21653	FROZEN NOVELTIES RETAIL	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UIN DEPARTMENT MARKUP

SCHEDULE

EXHIBIT B

UIN DEPT	DEPARTMENT DESCRIPTION	MARK UP
GROCERY

21757	REFRIGERATED	[***]
21758	REFRIGERATED JUICE/SHAKES	[***]
21759	CHEESE PACKAGED	[***]
21760	BAKERY COOLER	[***]
21761	EGGS	[***]
21762	PRODUCE	[***]
21865	FROZEN BEEF	[***]
21866	PROCESSED MEATS	[***]
21867	WAFER MEATS	[***]
21868	FRESH BOX BEEF	[***]
21869	FRESH POULTRY	[***]
21870	FRESH SEAFOOD	[***]
21871	DELI MEAT/BULK/PPK/COOLER	[***]
21872	DELI CHEESE BULK/P.PACK	[***]
21873	DELI SALADS BULK/P.PACK	[***]
21874	FROZEN POTATOES	[***]
21875	FROZEN POULTRY	[***]
21876	FROZEN PORK	[***]
21877	FRESH SALADS	[***]
21878	FRESH BULK VEGETABLES	[***]
21879	FRESH BULK FRUITS	[***]
21880	PRODUCE PREPACKAGED	[***]
21881	FROZEN SEAFOOD	[***]

	CATCHWEIGHT	[***]
	HALF-CASE	[***]
	SINGLE-SELL	[***]

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